UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

HERC HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd.

Bonita Springs, Florida 34134

(Address of principal executive offices and zip code)

(239) 301-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 11, 2025, Herc Holdings Inc. (the “Company”), Herc Rentals Inc., Matthews Equipment Limited and certain other subsidiaries of the Company and Bank of America, N.A., as agent, and the other financial institutions party thereto, entered into an amendment (the “Third Amendment”) to the Company’s senior secured asset-based revolving credit facility dated July 31, 2019, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 5, 2022 and that certain Amendment No. 2 to Credit Agreement, dated as of April 11, 2024 (as amended, the “ABL Credit Facility”).

The Third Amendment amends the ABL Credit Facility, among other things, to permit the consummation of the previously announced acquisition by the Company of all of the issued and outstanding shares of H&E Equipment Services, Inc.’s common stock (the “H&E Acquisition”) and to allow for the incurrence of indebtedness and related liens under the ABL Credit Agreement in connection with the H&E Acquisition.

The foregoing description of the Third Amendment is included to provide information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	Amendment No. 3 to Credit Agreement, dated March 11, 2025, by and among Bank of America, N.A., a national banking association, as agent, the financial institutions from time to time parties thereto, and Herc Holdings Inc., Matthews Equipment Limited, and certain subsidiaries of Herc Holdings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ S. Wade Sheek
Name:	S. Wade Sheek
Title:	Senior Vice President and Chief Legal Officer

Date: March 12, 2025